UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Vantis, Suite 350 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2011, Times Square Hotel Owner, LLC (“TS Owner”) and Times Square Hotel Operating Lessee, LLC (“TS Lessee”; hereinafter referred to together with TS Owner as, the “Borrower”), each a wholly owned subsidiary of Sunstone Hotel Partnership, LLC, the operating company of Sunstone Hotel Investors, Inc. (the “Company”), entered into a loan agreement providing for a mortgage loan with Eurohypo AG, New York Branch (“Eurohypo”), and Aareal Capital Corporation (“Aareal”; hereinafter referred to together with Eurohypo as, the “Lenders”) (the “New Loan”). The principal amount of the New Loan is $180,000,000, which bears interest at the 3-month LIBOR rate plus 3.25%. The New Loan has a seven-year term and requires interest-only payments for the first 24 months of the term, after which monthly payments will be calculated based on an amortization schedule of 30 years at a 6.00% interest rate. The New Loan is secured by, among other things, a mortgage with respect to the hotel commonly known as the Doubletree Times Square (the “Hotel”). The New Loan replaces the $270,000,000 mortgage and mezzanine financing previously encumbering the Hotel. The foregoing description of the New Loan is qualified in its entirety by reference to the Loan Agreement, dated as of October 7, 2011, which will be attached as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2011, which the Company intends to file in November 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the closing of the New Loan is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated October 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: October 11, 2011	By:	/s/ John V. Arabia
John V. Arabia
Chief Financial Officer and Duly Authorized Officer